                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

               NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

NOTICE OF ANNUAL MEETING                                      333 West Wacker Drive
OF SHAREHOLDERS                                               Chicago, Illinois
JULY 31, 2002                                                 60606
                                                              (800) 257-8787

NUVEEN MUNICIPAL VALUE FUND, INC. (NUV)
NUVEEN MUNICIPAL INCOME FUND, INC. (NMI)
NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC. (NPI)
NUVEEN MUNICIPAL ADVANTAGE FUND, INC. (NMA)
NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC. (NMO)
NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM)
NUVEEN INSURED QUALITY MUNICIPAL FUND, INC. (NQI)
NUVEEN SELECT QUALITY MUNICIPAL FUND, INC. (NQS)
NUVEEN QUALITY INCOME MUNICIPAL FUND, INC. (NQU)
NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC. (NIO)
NUVEEN PREMIER MUNICIPAL INCOME FUND, INC. (NPF)
NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC. (NIF)
NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC. (NPM)
NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. (NPT)
NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND 2 (NPX)
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND (NAD)
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXZ)
NUVEEN SELECT MATURITIES MUNICIPAL FUND (NIM)

JUNE 21, 2002

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen Municipal Value Fund, Inc. ("Municipal Value"), Nuveen Municipal Income Fund, Inc. ("Municipal Income"), Nuveen Premium Income Municipal Fund, Inc., Nuveen Municipal Advantage Fund, Inc., Nuveen Municipal Market Opportunity Fund, Inc., Nuveen Investment Quality Municipal Fund, Inc., Nuveen Insured Quality Municipal Fund, Inc., Nuveen Select Quality Municipal Fund, Inc., Nuveen Quality Income Municipal Fund, Inc., Nuveen Insured Municipal Opportunity Fund, Inc., Nuveen Premier Municipal Income Fund, Inc., Nuveen Premier Insured Municipal Income Fund, Inc., Nuveen Premium Income Municipal Fund 2, Inc., and Nuveen Premium Income Municipal Fund 4, Inc., each a Minnesota corporation, and Nuveen Insured Premium Income Municipal Fund 2, Nuveen Dividend Advantage Municipal Fund, Nuveen Dividend Advantage Municipal Fund 2 and Nuveen Select Maturities Municipal Fund ("Select Maturities"), each a Massachusetts business trust (individually, a "Fund" and, collectively, the "Funds"), will be held in the Sixth Floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, on Wednesday, July 31, 2002, at 10:30 a.m., Chicago time, for the following purposes:

MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS OF EACH FUND:

1. To elect Members to the Board of Directors or Board of Trustees, as the case may be, (each a "Board" and each Director or Trustee a "Board Member") of each Fund as outlined below:

          a. For each Fund except Municipal Value, Municipal Income and Select Maturities, to elect seven (7) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified:

             i) five (5) Board Members to be elected by the holders of Common Shares and Municipal Auction Rate Cumulative Preferred Shares ("MuniPreferred"), voting together as a single class; and

             ii) two (2) Board Members to be elected by the holders of MuniPreferred only, voting separately as a single class.

          b. For Municipal Value and Municipal Income, to elect one (1) Board Member for a three-year term or until her successor shall have been duly elected and qualified.

          c. For Select Maturities, to elect seven (7) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

2. To transact such other business as may properly come before the Annual
Meeting.

Shareholders of record of each Fund at the close of business on June 3, 2002 are entitled to notice of and to vote at that Fund's Annual Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE TO YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER PROVIDED ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE CONTROL NUMBER PROVIDED ON THE PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Gifford R. Zimmerman
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
                                                              Chicago, Illinois
                                                              60606
                                                              (800) 257-8787

June 21, 2002

NUVEEN MUNICIPAL VALUE FUND, INC. (NUV)
NUVEEN MUNICIPAL INCOME FUND, INC. (NMI)
NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC. (NPI)
NUVEEN MUNICIPAL ADVANTAGE FUND, INC. (NMA)
NUVEEN MUNICIPAL MARKET OPPORTUNITY FUND, INC. (NMO)
NUVEEN INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQM)
NUVEEN INSURED QUALITY MUNICIPAL FUND, INC. (NQI)
NUVEEN SELECT QUALITY MUNICIPAL FUND, INC. (NQS)
NUVEEN QUALITY INCOME MUNICIPAL FUND, INC. (NQU)
NUVEEN INSURED MUNICIPAL OPPORTUNITY FUND, INC. (NIO)
NUVEEN PREMIER MUNICIPAL INCOME FUND, INC. (NPF)
NUVEEN PREMIER INSURED MUNICIPAL INCOME FUND, INC. (NIF)
NUVEEN PREMIUM INCOME MUNICIPAL FUND 2, INC. (NPM)
NUVEEN PREMIUM INCOME MUNICIPAL FUND 4, INC. (NPT)
NUVEEN INSURED PREMIUM INCOME MUNICIPAL FUND 2 (NPX)
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND (NAD)
NUVEEN DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NXZ)
NUVEEN SELECT MATURITIES MUNICIPAL FUND (NIM)

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Board of Trustees, as the case may be, (each a "Board" and each Director or Trustee a "Board Member") of each of Nuveen Municipal Value Fund, Inc. ("Municipal Value"), Nuveen Municipal Income Fund, Inc. ("Municipal Income"), Nuveen Premium Income Municipal Fund, Inc. ("Premium Income"), Nuveen Municipal Advantage Fund, Inc. ("Municipal Advantage"), Nuveen Municipal Market Opportunity Fund, Inc. ("Municipal Market Opportunity"), Nuveen Investment Quality Municipal Fund, Inc. ("Investment Quality"), Nuveen Insured Quality Municipal Fund, Inc. ("Insured Quality"), Nuveen Select Quality Municipal Fund, Inc. ("Select Quality"), Nuveen Quality Income Municipal Fund, Inc. ("Quality Income"), Nuveen Insured Municipal Opportunity Fund, Inc. ("Insured Municipal Opportunity"), Nuveen Premier Municipal Income Fund, Inc. ("Premier Municipal"), Nuveen Premier Insured Municipal Income Fund, Inc. ("Premier Insured"), Nuveen Premium Income Municipal Fund 2, Inc. ("Premium Income 2"), Nuveen Premium Income Municipal Fund 4, Inc. ("Premium Income 4"), Nuveen Insured Premium Income Municipal Fund 2 ("Insured Premium Income 2"), Nuveen Dividend Advantage Municipal Fund ("Dividend Advantage"), Nuveen Dividend Advantage Municipal Fund 2 ("Dividend Advantage 2") and Nuveen Select Maturities Municipal Fund ("Select Maturities") (individually, a "Fund" and, collectively, the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders of each Fund to be held on July 31, 2002 (for each Fund, an "Annual Meeting" and, collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Fund's Annual Meeting as to which a choice has been specified by the shareholders of that Fund on the proxy, the shares of that Fund will be voted accordingly. If no choice is so specified, the shares of each Fund will be voted FOR the election of the nominees as listed in this Joint Proxy Statement. Shareholders of any Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

This Joint Proxy Statement is first being mailed to shareholders of the Funds on or about June 27, 2002.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Fund's Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on each proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

The following table indicates which shareholders are solicited with respect to each matter:

          ----------------------------------------------------------------------------------
                                                                        COMMON     MUNI-
                                     MATTER                             SHARES  PREFERRED(1)
          ----------------------------------------------------------------------------------
  1a(i).  Election of Board Members by all shareholders (except              X             X
          Municipal Value, Municipal Income, and Select Maturities)
          (Robert P. Bremner, Lawrence H. Brown, Anne E. Impellizzeri,
          Peter R. Sawers and Judith M. Stockdale nominated)
  a(ii).  Election of Board Members by MuniPreferred only (except          N/A             X
          Municipal Value, Municipal Income and Select Maturities)
          (William J. Schneider and Timothy R. Schwertfeger nominated)
      b.  Election of one Board Member for Municipal Value and               X           N/A
          Municipal Income by all common shareholders (Anne E.
          Impellizzeri)
      c.  Election of Board Members for Select Maturities by all             X           N/A
          shareholders (Robert P. Bremner, Lawrence H. Brown, Anne E.
          Impellizzeri, Peter R. Sawers, William J. Schneider, Timothy
          R. Schwertfeger and Judith M. Stockdale nominated)
          ----------------------------------------------------------------------------------

(1) "MuniPreferred" means "Municipal Auction Rate Cumulative Preferred Shares."

A quorum of shareholders is required to take action at each Fund's Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two Board Member nominees to be elected by holders of MuniPreferred of each Fund (except Municipal Income, Municipal Value and Select Maturities), 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum except that for Premium Income, a majority of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matter submitted for a vote of the shareholders of each Fund (except Insured Premium Income 2, Dividend Advantage, Dividend Advantage 2 and Select Maturities, the "Massachusetts Business Trusts"), abstentions and broker non-votes will be treated as shares voted against the election of Board Members. For purposes of determining the approval of the matter submitted for a vote of the shareholders of the Massachusetts Business Trusts, abstentions and broker non-votes will have no effect on the election of Board Members. The details of the proposal to be voted on by the shareholders of each Fund and the vote required for approval of the proposal are set forth under the description of the proposal below.

Those persons who were shareholders of record at the close of business on June 3, 2002 will be entitled to one vote for each share held. As of June 3, 2002, shares of the Funds were issued and outstanding as follows:

---------------------------------------------------------------
                       TICKER
        FUND           SYMBOL  COMMON SHARES    MUNIPREFERRED
---------------------------------------------------------------
Municipal Value         (NUV)    194,960,453    N/A
Municipal Income        (NMI)      8,088,678    N/A
Premium Income          (NPI)     63,785,430  3,800  Series M
                                              2,000  Series M2
                                              3,800  Series T
                                              3,800  Series W
                                              3,800  Series TH
                                              3,800  Series F
Municipal               (NMA)     42,980,333  3,000  Series M
Advantage                                     3,000  Series T
                                              3,000  Series W
                                              2,320  Series TH
                                              3,000  Series F
Municipal Market        (NMO)     45,540,873  4,000  Series M
Opportunity                                   4,000  Series T
                                              3,200  Series W
                                              4,000  Series F

---------------------------------------------------------------
                       TICKER
        FUND           SYMBOL  COMMON SHARES    MUNIPREFERRED
---------------------------------------------------------------
Investment Quality      (NQM)     35,748,959  2,500  Series M
                                              2,500  Series T
                                              2,500  Series W
                                              2,040  Series TH
                                              2,500  Series F
Insured Quality         (NQI)     37,843,166  2,600  Series M
                                              2,600  Series T
                                              2,600  Series W
                                              2,320  Series TH
                                              2,600  Series F
Select Quality          (NQS)     33,887,474  2,000  Series M
                                              2,000  Series T
                                              2,800  Series W
                                              1,560  Series TH
                                              2,800  Series F
Quality Income          (NQU)     54,204,488  3,000  Series M
                                              3,000  Series T
                                              3,000  Series W
                                              2,080  Series W2
                                              4,000  Series TH
                                              3,000  Series F

---------------------------------------------------------------
                       TICKER
        FUND           SYMBOL  COMMON SHARES    MUNIPREFERRED
---------------------------------------------------------------
Insured Municipal       (NIO)     81,060,946  4,000  Series M
Opportunity                                   4,000  Series T
                                              4,000  Series W
                                              3,200  Series W2
                                              4,000  Series TH1
                                              4,000  Series TH2
                                              4,000  Series F
Premier Municipal       (NPF)     20,091,018  1,000  Series M
                                              2,800  Series T
                                              2,800  Series TH
Premier Insured         (NIF)     19,293,778    840  Series W
                                              2,800  Series TH
                                              2,800  Series F
Premium Income 2        (NPM)     41,093,661  2,000  Series M
                                              3,000  Series T
                                              2,000  Series W
                                              3,000  Series TH
                                              2,000  Series F
                                              1,880  Series F2
Premium Income 4        (NPT)     43,236,703  2,200  Series M
                                              2,000  Series T
                                              1,328  Series T2
                                              1,680  Series W
                                                520  Series W2
                                              2,680  Series TH
                                              1,800  Series F
                                              1,328  Series F2

---------------------------------------------------------------
                       TICKER
        FUND           SYMBOL  COMMON SHARES    MUNIPREFERRED
---------------------------------------------------------------
Insured Premium         (NPX)     37,254,959  2,080  Series M
                                              2,200  Series T
Income 2                                      2,080  Series W
                                              2,200  Series TH
                                              2,196  Series F
Dividend                (NAD)     39,200,765  4,000  Series M
Advantage                                     4,000  Series T
                                              3,800  Series TH
Dividend                (NXZ)     29,282,000  3,000  Series M
Advantage 2                                   3,000  Series T
                                              2,880  Series F
Select Maturities       (NIM)     12,394,977    N/A

--------------------------------------------------------------------------------

1. ELECTION OF BOARD MEMBERS OF EACH FUND

At each Fund's Annual Meeting (except Municipal Value and Municipal Income), seven (7) Board Members are to be elected to serve until the next Annual Meeting or until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents (except Municipal Value, Municipal Income and Select Maturities) under normal circumstances holders of MuniPreferred are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of Common Shares and MuniPreferred, voting together as a single class. Pursuant to the organizational documents of Municipal Value and Municipal Income, the Board is divided into three classes, with each class being elected to serve a term of three years. For each of Municipal Value and Municipal Income, one (1) Board Member is to be elected at this meeting to serve for a three-year term.

A. FOR PREMIUM INCOME, MUNICIPAL ADVANTAGE, MUNICIPAL MARKET OPPORTUNITY, INVESTMENT QUALITY, INSURED QUALITY, SELECT QUALITY, QUALITY INCOME, INSURED MUNICIPAL OPPORTUNITY, PREMIER MUNICIPAL, PREMIER INSURED, PREMIUM INCOME 2, PREMIUM INCOME 4, INSURED PREMIUM INCOME 2, DIVIDEND ADVANTAGE AND DIVIDEND ADVANTAGE 2:

      (i) Five Board Members are to be elected by holders of Common Shares and MuniPreferred, voting together as a single class. Board Members Bremner, Brown, Impellizzeri, Sawers and Stockdale are nominees for election by all shareholders.

     (ii) Holders of MuniPreferred are entitled to elect two of the Board Members. Board Members Schneider and Schwertfeger are nominees for election by holders of MuniPreferred.

B. FOR MUNICIPAL VALUE AND MUNICIPAL INCOME: The Boards of Municipal Value and Municipal Income have designated Anne E. Impellizzeri as a Class II and Class I Board Member, respectively, and as a nominee for Board Member for a term expiring at the Annual Meeting of Shareholders in 2005, and until her successor has been duly elected and qualified. The remaining Board Members, Bremner, Brown, Sawers, Schneider, Schwertfeger and Stockdale are current and continuing Board Members. The terms of Board Members Bremner, Schneider and Stockdale as Class III and Class II Board Members of Municipal Value and Municipal Income, respectively, expire in 2003. The terms of Board Members Brown, Sawers and Schwertfeger as Class I and Class III Board Members, respectively, expire in 2004.

C. FOR SELECT MATURITIES: Board Members Bremner, Brown, Impellizzeri, Sawers, Schneider, Schwertfeger and Stockdale are nominees for election by all shareholders.

The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting (except for Insured Premium Income 2, Dividend Advantage, Dividend Advantage 2 and Select Maturities) will be required to elect Board Members of that Fund. For Insured Premium Income 2, Dividend Advantage, Dividend Advantage 2 and Select Maturities, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of those Funds.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies for each Fund will be voted for one or more substitute nominees designated by that Fund's present Board.

Other than Mr. Schwertfeger, none of the Board Members have ever been a director or an employee of Nuveen Investments or any affiliate.

EACH FUND'S BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES
--------------------------------------------------------------------------------

                                                                                                            NUMBER OF
                                        POSITIONS AND OFFICES                                           PORTFOLIOS IN
                                         WITH THE FUNDS, TERM                                            FUND COMPLEX
                                         OF OFFICE AND LENGTH   PRINCIPAL OCCUPATIONS INCLUDING OTHER     OVERSEEN BY
     NAME, BIRTHDATE AND ADDRESS               OF TIME SERVED    DIRECTORSHIPS DURING PAST FIVE YEARS      TRUSTEE(1)
---------------------------------------------------------------------------------------------------------------------
Board Member who is an interested
person of the Fund:
-------------------------------------
Timothy R. Schwertfeger*(3)(5)         Chairman of the Board,   Chairman and Director (since July            129
3/28/49                                President and Board      1996) of The John Nuveen Company,
333 West Wacker Drive                  Member.                  Nuveen Investments, Nuveen Advisory
Chicago, IL 60606                      Term of Office:          Corp. and Nuveen Institutional
                                       2002 -- All Funds        Advisory Corp.; prior thereto,
                                       except 2004 --           Executive Vice President and Director
                                       Municipal Value and      of The John Nuveen Company and Nuveen
                                       Municipal Income.        Investments; Director (since 1992)
                                       Length of Time Served:   and Chairman (since 1996) of Nuveen
                                       since 1994 -- All        Advisory Corp. and Nuveen
                                       Funds except 1999 --     Institutional Advisory Corp.;
                                       Dividend Advantage       Chairman and Director (since January
                                       2001 -- Dividend         1997) of Nuveen Asset Management
                                       Advantage 2.             Inc.; Director (since 1996) of
                                                                Institutional Capital Corporation;
                                                                Chairman and Director (since 1999) of
                                                                Rittenhouse Financial Services Inc.;
                                                                Chief Executive Officer and Director
                                                                (since September 1999) of Nuveen
                                                                Senior Loan Asset Management Inc.

Board Members who are not interested
persons of the Fund:
-------------------------------------
Robert P. Bremner(2)                   Board Member.            Private Investor and Management              112
8/22/40                                Term of Office:          Consultant.
3725 Huntington Street, N.W.           2002 -- All Funds
Washington, D.C. 20015                 except 2003 --
                                       Municipal Value and
                                       Municipal Income.
                                       Length of Time Served:
                                       since 1997 -- All
                                       Funds except 1999 --
                                       Dividend Advantage
                                       2001 -- Dividend
                                       Advantage 2.
Lawrence H. Brown(3)                   Board Member.            Retired (August 1989) as Senior Vice         112
7/29/34                                Term of Office:          President of The Northern Trust
201 Michigan Avenue                    2002 -- All Funds        Company.
Highwood, IL 60040                     except 2004 --
                                       Municipal Value and
                                       Municipal Income.
                                       Length of Time Served:
                                       since 1993 -- All
                                       Funds except 1999 --
                                       Dividend Advantage
                                       2001 -- Dividend
                                       Advantage 2.

                                                                                                            NUMBER OF
                                        POSITIONS AND OFFICES                                           PORTFOLIOS IN
                                         WITH THE FUNDS, TERM                                            FUND COMPLEX
                                         OF OFFICE AND LENGTH   PRINCIPAL OCCUPATIONS INCLUDING OTHER     OVERSEEN BY
     NAME, BIRTHDATE AND ADDRESS               OF TIME SERVED    DIRECTORSHIPS DURING PAST FIVE YEARS      TRUSTEE(1)
---------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri(4)                Board Member.            Retired; formerly, Executive Director        112
1/26/33                                Term of Office:          (1998-2002) of Manitoga/The Russel
3 West 29th Street                     2002 -- All Funds.       Wright Design Center; prior thereto,
New York, NY 10001                     Length of Time Served:   President and Chief Executive Officer
                                       since 1994 -- All        of Blanton-Peale Institute; prior
                                       Funds except 1999 --     thereto, Vice President, Metropolitan
                                       Dividend Advantage       Life Insurance Co.
                                       2001 -- Dividend
                                       Advantage 2.
Peter R. Sawers(3)                     Board Member.            Adjunct Professor of Business and            112
4/3/33                                 Term of Office:          Economics, University of Dubuque,
22 The Landmark                        2002 -- All Funds        Iowa; formerly (1991-2000) Adjunct
Northfield, IL 60093                   except 2004 --           Professor, Lake Forest Graduate
                                       Municipal Value and      School of Management, Lake Forest,
                                       Municipal Income.        Illinois; Director, Executive Service
                                       Length of Time Served:   Corps of Chicago; Director, Hadley
                                       since 1991 -- All        School for the Blind; prior thereto,
                                       Funds except 1992 --     Executive Director, Towers Perrin
                                       Premier Income 2 and     Australia, a management consulting
                                       Select Maturities        firm; Chartered Financial Analyst;
                                       1993 -- Insured          Certified Management Consultant.
                                       Premium Income 2
                                       1999 -- Dividend
                                       Advantage
                                       2001 -- Dividend
                                       Advantage 2.
William J. Schneider (2)(5)            Board Member.            Senior Partner and Chief Operating           112
9/24/44                                Term of Office:          Officer, Miller-Valentine Group, Vice
4000 Miller-Valentine Ct.              2002 -- All Funds        President, Miller-Valentine Realty, a
P. O. Box 744                          except 2003 --           development and contract company;
Dayton, OH 45401                       Municipal Value and      Chair, Miami Valley Hospital; Chair,
                                       Municipal Income.        Miami Valley Economic Development
                                       Length of Time Served:   Coalition; formerly, Member,
                                       since 1997 -- All        Community Advisory Board, National
                                       Funds except 1999 --     City Bank, Dayton, Ohio; and Business
                                       Dividend Advantage       Advisory Council, Cleveland Federal
                                       2001 -- Dividend         Reserve Bank.
                                       Advantage 2.
Judith M. Stockdale(2)                 Board Member.            Executive Director, Gaylord and              112
12/29/47                               Term of Office:          Dorothy Donnelley Foundation (since
35 East Wacker Drive                   2002 -- All Funds        1994); prior thereto, Executive
Suite 2600                             except 2003 --           Director, Great Lakes Protection Fund
Chicago, IL 60601                      Municipal Value and      (from 1990 to 1994).
                                       Municipal Income.
                                       Length of Time Served:
                                       since 1997 -- All
                                       Funds except 1999 --
                                       Dividend Advantage
                                       2001 -- Dividend
                                       Advantage 2.
---------------------------------------------------------------------------------------------------------------------

 * "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.

(1) As of June 3, 2002, the Board Members and nominees were board members of 30 Nuveen open-end funds and 82 closed-end funds managed by Nuveen Advisory Corp. In addition, Mr. Schwertfeger is a board member of 9 open-end and 6 closed-end funds managed by Nuveen Institutional Advisory Corp. and 2 funds managed by Nuveen Senior Loan Asset Management Inc.

(2) Board Members Bremner, Schneider and Stockdale are continuing Class III and Class II Board Members of Municipal Value and Municipal Income, respectively, whose term will expire in 2003.

(3) Board Members Brown, Sawers and Schwertfeger are continuing Class I and Class III Board Members of Municipal Value and Municipal Income, respectively, whose term will expire in 2004.

(4) Board Member Impellizzeri is a continuing Class II and Class I Board Member of Municipal Value and Municipal Income, respectively, whose term, should she be elected again at this meeting, will expire in 2005.

(5) Board Members Schneider and Schwertfeger are Board nominees to be elected by holders of MuniPreferred for all Funds except Municipal Value, Municipal Income and Select Maturities.

BENEFICIAL OWNERSHIP

The following table lists the dollar range of equity securities of each Fund and all of the Nuveen Funds overseen by the Board Members beneficially owned by the Board Member as of February 28, 2002:

                                 DOLLAR RANGE OF EQUITY SECURITIES
----------------------------------------------------------------------------------------------------
                                                                                          MUNICIPAL
                                        MUNICIPAL    MUNICIPAL    PREMIUM    MUNICIPAL     MARKET
BOARD MEMBERS                             VALUE       INCOME      INCOME     ADVANTAGE   OPPORTUNITY
----------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)                    Over          $0        Over    $50,001-            $0
                                          $100,000                $100,000    $100,000
Robert P. Bremner                               $0          $0          $0          $0            $0
Lawrence H. Brown                       $1-$10,000          $0    $10,001-          $0            $0
                                                                   $50,000
Anne E. Impellizzeri                            $0          $0          $0          $0            $0
Peter R. Sawers                                 $0    $10,001-          $0    $10,001-            $0
                                                       $50,000                 $50,000
William J. Schneider                            $0          $0          $0          $0            $0
Judith M. Stockdale                             $0          $0          $0          $0    $1-$10,000

                                            DOLLAR RANGE OF EQUITY SECURITIES
--------------------------------------  ------------------------------------------

                                        INVESTMENT   INSURED    SELECT     QUALITY
BOARD MEMBERS                            QUALITY     QUALITY    QUALITY    INCOME
--------------------------------------  ------------------------------------------
Timothy R. Schwertfeger(1)                      $0        $0    $50,001-        $0
                                                                $100,000
Robert P. Bremner                               $0        $0          $0        $0
Lawrence H. Brown                         $10,001-        $0          $0        $0
                                           $50,000
Anne E. Impellizzeri                            $0        $0          $0        $0
Peter R. Sawers                                 $0   $10,001-         $0        $0
                                                     $50,000
William J. Schneider                            $0        $0          $0        $0
Judith M. Stockdale                             $0        $0          $0        $0

                            DOLLAR RANGE OF EQUITY SECURITIES
                       --------------------------------------------
                         INSURED
                        MUNICIPAL     PREMIER    PREMIER   PREMIUM
BOARD MEMBERS          OPPORTUNITY   MUNICIPAL   INSURED   INCOME 2
-------------------------------------------------------------------
Timothy R.                $50,001-          $0        $0         $0
 Schwertfeger(1)          $100,000
Robert P. Bremner               $0          $0        $0         $0
Lawrence H. Brown         $10,001-          $0        $0         $0
                           $50,000
Anne E. Impellizzeri      $10,001-          $0        $0         $0
                           $50,000
Peter R. Sawers                 $0          $0        $0         $0
William J. Schneider            $0          $0        $0         $0
Judith M. Stockdale             $0         $1-                  $1-
                                       $10,000              $10,000
-------------------------------------------------------------------

                                                                                     AGGREGATE DOLLAR
                                                                                      RANGE OF EQUITY
                                                                                    SECURITIES IN ALL
                                                                                REGISTERED INVESTMENT
                                                                                COMPANIES OVERSEEN BY
                                                                               BOARD MEMBER IN FAMILY
                                    DOLLAR RANGE OF EQUITY SECURITIES     OF INVESTTMENT COMPANIES(2)
                       ------------------------------------------------------------------------------
                                  INSURED
                       PREMIUM    PREMIUM    DIVIDEND     DIVIDEND        SELECT
BOARD MEMBERS          INCOME 4   INCOME 2   ADVANTAGE   ADVANTAGE 2    MATURITIES
---------------------  ------------------------------------------------------------------------------
Timothy R.                   $0         $0          $0            $0             $0     Over $100,000
 Schwertfeger(1)
Robert P. Bremner            $0         $0          $0            $0             $0        $1-$10,000
Lawrence H. Brown            $0         $0    $10,001-            $0       $10,001-     Over $100,000
                                               $50,000                      $50,000
Anne E. Impellizzeri         $0         $0          $0            $0             $0   $10,001-$50,000
Peter R. Sawers              $0         $0          $0            $0       $10,001-     Over $100,000
                                                                            $50,000
William J. Schneider       Over         $0          $0            $0             $0     Over $100,000
                       $100,000
Judith M. Stockdale          $0        $1-          $0            $0             $0   $10,001-$50,000
                                   $10,000
---------------------

(1) For Mr. Schwertfeger, the amount reflected also includes shares held in Nuveen's 401(k)/Profit Sharing Plan.

(2) The amounts reflect the aggregate dollar range of equity securities beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member.

The following table sets forth, for each Board Member and for the Board Members and officers as a group, the amount of shares beneficially owned in each Fund as of February 28, 2002. The information as to beneficial ownership is based on statements furnished to each Fund by each Board Member and officer.

                  FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
--------------------------------------------------------------------------------------
                                                                            MUNICIPAL
                             MUNICIPAL   MUNICIPAL   PREMIUM   MUNICIPAL     MARKET
BOARD MEMBERS                  VALUE      INCOME     INCOME    ADVANTAGE   OPPORTUNITY
--------------------------------------------------------------------------------------
Timothy R. Schwertfeger(2)      21,471          --    30,805       6,422            --
Robert P. Bremner(3)                --          --        --          --            --
Lawrence H. Brown                1,000          --     1,000          --            --
Anne E. Impellizzeri                --          --        --          --            --
Peter R. Sawers(4)                  --       2,628        --       1,851            --
William J. Schneider                --          --        --          --            --
Judith M. Stockdale                 --          --        --          --           625
ALL CURRENT BOARD MEMBERS
 AND OFFICERS AS A GROUP        24,196       2,628    35,815       8,273           625

                              FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
----------------------------  ----------------------------------------

                              INVESTMENT   INSURED   SELECT    QUALITY
BOARD MEMBERS                  QUALITY     QUALITY   QUALITY   INCOME
----------------------------  ----------------------------------------
Timothy R. Schwertfeger(2)            --        --     5,000        --
Robert P. Bremner(3)                  --        --        --        --
Lawrence H. Brown                    882        --        --        --
Anne E. Impellizzeri                  --        --        --        --
Peter R. Sawers(4)                    --     1,812        --        --
William J. Schneider                  --        --        --        --
Judith M. Stockdale                   --        --        --        --
ALL CURRENT BOARD MEMBERS
 AND OFFICERS AS A GROUP           3,911     6,662     5,000        --

                                      FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
                                      --------------------------------------------
                                        INSURED
                                       MUNICIPAL     PREMIER    PREMIER   PREMIUM
BOARD MEMBERS                         OPPORTUNITY   MUNICIPAL   INSURED   INCOME 2
----------------------------------------------------------------------------------
Timothy R. Schwertfeger(2)                  5,000          --        --         --
Robert P. Bremner(3)                           --          --        --         --
Lawrence H. Brown                             815          --        --         --
Anne E. Impellizzeri                        1,000          --        --         --
Peter R. Sawers(4)                             --          --        --         --
William J. Schneider                           --          --        --         --
Judith M. Stockdale                            --         525        --        603
ALL CURRENT BOARD MEMBERS AND
 OFFICERS AS A GROUP                       30,392         525        --        603
----------------------------------------------------------------------------------

                                    FUND SHARES OWNED BY BOARD MEMBERS AND OFFICERS(1)
                                      ---------------------------------------------
                                                 INSURED
                                      PREMIUM    PREMIUM    DIVIDEND     DIVIDEND       SELECT
BOARD MEMBERS                         INCOME 4   INCOME 2   ADVANTAGE   ADVANTAGE 2   MATURITIES
------------------------------------  ----------------------------------------------------------
Timothy R. Schwertfeger(2)                  --         --          --            --           --
Robert P. Bremner(3)                        --         --          --            --           --
Lawrence H. Brown                           --         --          --            --        1,112
Anne E. Impellizzeri                        --         --          --            --           --
Peter R. Sawers(4)                          --         --          --            --        2,392
William J. Schneider                    12,000         --          --            --           --
Judith M. Stockdale                         --         --          --            --           --
ALL CURRENT BOARD MEMBERS AND
 OFFICERS AS A GROUP                    12,000         --       1,649         2,000        3,504
----------------------------------------------------------------------------------

(1) The numbers include share equivalents of certain Nuveen funds in which the Board Member is deemed to be invested pursuant to the Deferred Compensation Plan for Independent Board Members, as more fully described below.

(2) The shares listed also include shares held jointly by Mr. Schwertfeger and his spouse.

(3) The shares listed for Mr. Bremner are owned by his spouse. Mr. Bremner disclaims beneficial ownership of these shares.

(4) The shares listed for Mr. Sawers are owned by his spouse; Mr. Sawers has shared investment power.

On February 28, 2002, Board Members and executive officers of the Funds as a group beneficially owned 467,408 common shares of all funds managed by Nuveen Advisory Corp. ("NAC" or the "Adviser"), Nuveen Institutional Advisory Corp. ("NIAC") or Nuveen Senior Loan Asset Management Inc. ("NSLAM") (includes Deferred Units and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan, but excludes shares of money market funds). Each Board Member's individual beneficial shareholdings of each Fund constitute less than 1% of the outstanding shares of each Fund. As of June 3, 2002, the Board Members and executive officers of the Funds as a group owned beneficially less than 1% of the outstanding common shares of each Fund. As of June 3, 2002, the Board Members and executive officers of the Funds did not own any shares of MuniPreferred. As of June 3, 2002, no shareholder owned more than 5% of any class of shares of any Fund.

OTHER AFFILIATIONS OR RELATIONSHIPS OF BOARD MEMBERS

As of February 28, 2002, none of the Board Members who are "interested persons" of a Fund (as that term is defined in the 1940 Act) and who are not affiliated with Nuveen Investments ("Nuveen") or the Adviser (the "Independent Board Members"), nor any immediate family member of an Independent Board Member, owns shares of the Adviser or a principal underwriter of a Fund, nor does any such person own shares of a company controlling, controlled by or under common control with the Adviser or a principal underwriter of a Fund.

There have been no transactions by a Fund since the beginning of the Fund's last fiscal year, nor are there any transactions currently proposed, in which the amount exceeds $60,000 and in which any Board Member, executive officer or security holder of more than 5% of the voting securities of a Fund, or any immediate family members of the foregoing persons, has or will have a direct or indirect material interest, nor have any of the foregoing persons been indebted to a Fund in an amount in excess of $60,000 at any time since that date.

No Independent Board Member, nor any immediate family member of such a Board Member, has had, in the past five years, any direct or indirect interest, the value of which exceeds $60,000, in the Adviser or principal underwriter of the Funds or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with, the Adviser or principal underwriter of the Funds. Moreover, no Independent Board Member (or immediate family member of any Independent Board Member) has, or has had in the last two fiscal years of the Funds, any direct or indirect relationships or any direct or indirect material interest in any transaction or series of transactions or in any currently proposed transaction or series of transactions, in which the amount involved exceeds $60,000, in which the following persons were or are a party: the Funds, an officer of the Funds, any investment company sharing the same Adviser or principal underwriter of the Funds or any officer of such a party, any person directly or indirectly controlling, controlled by or under common control with, the Adviser or principal underwriter of the Funds, or any officer of such a person.

Within the last two completed fiscal years of the Funds, no officer of any investment adviser or principal underwriter of the Funds or of any person directly or indirectly controlling, controlled by or under common control with the investment adviser or principal underwriter of the Funds, has served as a board member on a board of a company where any of the Board Members or Nominees of the Funds has served as an officer.

COMPENSATION

The Board Members affiliated with Nuveen or the Adviser serve without any compensation from the Funds. The Independent Board Members receive a $15,000 quarterly retainer ($60,000 annually) for serving as a board member of all funds sponsored by Nuveen and managed by the Adviser and a $1,750 fee per day plus expenses for attendance at all meetings (including any committee meetings) held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $500 fee per day plus expenses for attendance in person or $250 if by telephone at a meeting of any committee meeting held on a day on which no Board meeting is held. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes. Effective January 1, 1999, the Board of Directors/Trustees of certain Nuveen Funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Directors and Trustees ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of their fees. Each of the Funds except Select Maturities, Municipal Income, and Dividend Advantage 2 are Participating Funds under the Deferred Compensation Plan.

The table below shows, for each Board Member who is not affiliated with Nuveen or the Adviser, the aggregate compensation (i) paid by each Fund to each Board Member for its last fiscal year and (ii) paid (including deferred fees) for service on the boards of the NAC Funds for the calendar year ended 2001. Mr. Schwertfeger, a Board Member who is an interested person of each Fund, does not receive any compensation from the Fund or any Nuveen Funds.

                         AGGREGATE COMPENSATION FROM THE FUNDS
---------------------------------------------------------------------------------------
                                                                           MUNICIPAL
                      MUNICIPAL   MUNICIPAL    PREMIUM     MUNICIPAL         MARKET
BOARD MEMBER          VALUE(1)     INCOME     INCOME(1)   ADVANTAGE(1)   OPPORTUNITY(1)
---------------------------------------------------------------------------------------
Robert P. Bremner      $2,559       $115        $1,936       $1,328          $1,393
Lawrence H. Brown       2,714        122         2,054        1,409           1,478
Anne E. Impellizzeri    2,559        115         1,936        1,328           1,393
Peter R. Sawers         2,525        114         1,911        1,310           1,375
William J. Schneider    2,559        115         1,936        1,328           1,393
Judith M. Stockdale     2,559        115         1,936        1,328           1,393

                                     AGGREGATE COMPENSATION FROM THE FUNDS
---------------------  -----------------------------------------------------------------
                                                                             INSURED
                       INVESTMENT    INSURED       SELECT      QUALITY      MUNICIPAL
BOARD MEMBER           QUALITY(1)   QUALITY(1)   QUALITY(1)   INCOME(1)   OPPORTUNITY(1)
---------------------  -----------------------------------------------------------------
Robert P. Bremner      $    1,116     $1,173       $1,035       $1,658         $2,515
Lawrence H. Brown           1,184      1,244        1,098        1,758          2,667
Anne E. Impellizzeri        1,116      1,173        1,035        1,658          2,515
Peter R. Sawers             1,101      1,158        1,022        1,636          2,482
William J. Schneider        1,116      1,173        1,035        1,658          2,515
Judith M. Stockdale         1,116      1,173        1,035        1,658          2,515

                                       AGGREGATE COMPENSATION FROM THE FUNDS
                        -------------------------------------------------------------------
                                                                                  INSURED
                          PREMIER       PREMIER       PREMIUM       PREMIUM       PREMIUM
BOARD MEMBER            MUNICIPAL(1)   INSURED(1)   INCOME 2(1)   INCOME 4(1)   INCOME 2(1)
-------------------------------------------------------------------------------------------
Robert P. Bremner           $610          $594         $1,274        $1,234        $1,017
Lawrence H. Brown            647           630          1,351         1,309         1,078
Anne E. Impellizzeri         610           594          1,274         1,234         1,017
Peter R. Sawers              602           586          1,257         1,217         1,003
William J. Schneider         610           594          1,274         1,234         1,017
Judith M. Stockdale          610           594          1,274         1,234         1,017
-------------------------------------------------------------------------------------------

                                                                   TOTAL COMPENSATION
                                                                    FROM NUVEEN FUNDS
                                                                        PAID TO BOARD
                          AGGREGATE COMPENSATION FROM THE FUNDS               MEMBERS
                         ------------------------------------------------------------

                           DIVIDEND      DIVIDEND       SELECT
BOARD MEMBER             ADVANTAGE(1)   ADVANTAGE 2   MATURITIES
-----------------------  ------------------------------------------------------------
Robert P. Bremner           $1,126         $514          $180           $72,500
Lawrence H. Brown            1,194          625           192            78,500
Anne E. Impellizzeri         1,126          514           180            72,500
Peter R. Sawers              1,111          503           178            73,000
William J. Schneider         1,126          514           180            72,500
Judith M. Stockdale          1,126          514           180            72,500
-------------------------------------------------------------------------------------

(1) Includes deferred fees. Pursuant to a deferred compensation agreement with certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen Funds) payable are:

                                                              DEFERRED FEES
     -------------------------------------------------------------------------------------------------------------------------------
                                                                           MUNICIPAL
                                     MUNICIPAL    PREMIUM    MUNICIPAL      MARKET       INVESTMENT    INSURED    SELECT     QUALITY
     BOARD MEMBER                      VALUE      INCOME     ADVANTAGE    OPPORTUNITY     QUALITY      QUALITY    QUALITY    INCOME
     -------------------------------------------------------------------------------------------------------------------------------
     Robert P. Bremner                $  356      $  270      $  185         $  194        $  155      $  163      $144      $  231
     Lawrence H. Brown                    --          --          --             --            --          --        --          --
     Anne E. Impellizzeri              2,312       1,750       1,200          1,259         1,008       1,060       936       1,497
     Peter R. Sawers                   2,328       1,761       1,208          1,267         1,015       1,067       942       1,508
     William J. Schneider              2,301       1,741       1,194          1,253         1,003       1,055       931       1,490
     Judith M. Stockdale                 571         432         297            311           249         262       231         370

                                              DEFERRED FEES
     -----------------------------------------------------------------------------------------------
                               INSURED
                              MUNICIPAL         PREMIER        PREMIER       PREMIUM        PREMIUM
     BOARD MEMBER            OPPORTUNITY       MUNICIPAL       INSURED       INCOME 2       INCOME 4
     -----------------------------------------------------------------------------------------------
     Robert P. Bremner           $  350           $ 85          $ 83          $  177         $  172
     Lawrence H. Brown               --             --            --              --             --
     Anne E.
     Impellizzeri                 2,272            551           537           1,151          1,115
     Peter R. Sawers              2,288            555           540           1,159          1,122
     William J.
     Schneider                    2,261            549           534           1,146          1,109
     Judith M.
     Stockdale                      561            136           133             284            275
     -----------------------------------------------------------------------------------------------




                                  DEFERRED FEES
     -------------------------------------------------
                             INSURED
                             PREMIUM         DIVIDEND
     BOARD MEMBER            INCOME 2       ADVANTAGE 1
     --------------------------------------------------
     Robert P. Bremner         $142            $157
     Lawrence H. Brown           --              --
     Anne E.
     Impellizzeri               919           1,018
     Peter R. Sawers            925           1,024
     William J.
     Schneider                  914           1,013
     Judith M.
     Stockdale                  227             251
     --------------------------------------------------

COMMITTEES

The Board Members serve on four standing committees: the executive committee, the audit committee, the nominating and governance committee, and the dividend and valuation committee.

Peter R. Sawers and Timothy R. Schwertfeger serve as members of the executive committee of the Board of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, are limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) or (ii) matters of an administrative or ministerial nature. No executive committee meetings were held for any of the Funds during its last fiscal year except for Dividend Advantage 2. The executive committee held two meetings for Dividend Advantage 2 during its fiscal year.

Lawrence H. Brown and Timothy R. Schwertfeger are the current members of the dividend and valuation committee for each Fund. The dividend and valuation committee is authorized to declare distributions on the Funds' shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The committee also oversees the Fund's Pricing Procedures including, but not limited to, the review and approval of fair value pricing determinations made by Nuveen's Valuation Group. The dividend and valuation committee of each Fund except Select Maturities and Dividend Advantage 2 held eight meetings during its last fiscal year. The dividend and valuation committee of Select Maturities held five meetings during its fiscal year. The dividend and valuation committee of Dividend Advantage 2 held three meetings from its inception to the end of its fiscal year.

Each Fund's Board has an audit committee composed of Board Members who are not "interested persons" of the Fund and who are "independent" as that term is defined in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards. The audit committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. The audit committee has adopted a written charter. The audit committee of each Fund held two meetings during its last fiscal year.

Nomination of those Board Members who are not "interested persons" of each Fund is committed to a nominating and governance committee composed of all Board Members who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested Board Members. The committee also reviews matters relating to (1) the composition, duties, recruitment, independence and tenure of Board Members, (2) the selection and review of committee assignments, and (3) Board Member education, board meetings and board performance. The nominating and governance committee of each Fund held one meeting during its last fiscal year. In the event of a vacancy on the Board, the nominating and governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The nominating and governance committee sets appropriate standards and requirements for nominations for new Board Members and reserves the right to interview all candidates and to make the final selection of any new Board Members.

The Board of each Fund held four regular quarterly meetings and two special meetings during its last fiscal year. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof).

THE FUND'S OFFICERS

The following table sets forth information as of June 3, 2002 with respect to each officer of the Funds, other than Mr. Schwertfeger, who is a Board Member and is included in the table relating to nominees for the Board. Officers of the Funds receive no compensation from the Funds. The term of office of all officers will expire in July 2002. The Board will consider the election of officers to serve until July 2003 and as set forth in each Fund's by-laws at the regularly scheduled Board meeting to be held after the Funds' Annual Meeting.

--------------------------------------------------------------------------------------------------------------------------
                          POSITIONS AND OFFICES WITH THE FUND,    PRINCIPAL OCCUPATIONS INCLUDING  NUMBER OF PORTFOLIOS IN
NAME, BIRTHDATE AND                TERM OF OFFICE AND               OTHER DIRECTORSHIPS DURING       FUND COMPLEX SERVED
ADDRESS                           LENGTH OF TIME SERVED                   PAST FIVE YEARS                BY OFFICER
--------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson      Vice President.                          Vice President (since January              129
2/3/66                   Term of Office: 2002.                    2002), formerly, Assistant Vice
333 West Wacker Drive    Length of Time Served: since 2002.       President (from 2000),
Chicago, IL 60606                                                 previously, Associate of Nuveen
                                                                  Investments.

Paul L. Brennan          Vice President.                          Vice President (since January              127
11/10/66                 Term of Office: 2002.                    2002), formerly Assistant Vice
333 West Wacker Drive    Length of Time Served: since 2002.       President (from 1997), of
Chicago, IL 60606                                                 Nuveen Advisory Corp.

Peter H. D'Arrigo        Vice President and Treasurer.            Vice President of Nuveen                   129
11/28/67                 Term of Office: 2002.                    Investments (since January
333 West Wacker Drive    Length of Time Served: since 1999.       1999), prior thereto, Assistant
Chicago, IL 60606                                                 Vice President (from January
                                                                  1997 to January 1999),
                                                                  formerly, Associate of Nuveen
                                                                  Investments; Vice President and
                                                                  Treasurer of Nuveen Senior Loan
                                                                  Asset Management Inc. (since
                                                                  September 1999); Chartered
                                                                  Financial Analyst.

Michael S. Davern        Vice President.                          Vice President of Nuveen                   127
6/26/57                  Term of Office: 2002.                    Advisory Corp. (since 1997) and
333 West Wacker Drive    Length of Time Served: since 1997.       Nuveen Institutional Advisory
Chicago, IL 60606                                                 Corp. (since 1998).

Susan M. DeSanto         Vice President.                          Vice President of Nuveen                   129
9/8/54                   Term of Office: 2002.                    Advisory Corp. (since August
333 West Wacker Drive    Length of Time Served: since 2001.       2001); previously, Vice
Chicago, IL 60606                                                 President of Van Kampen
                                                                  Investment Advisory Corp. (from
                                                                  1998); prior thereto, Assistant
                                                                  Vice President of Van Kampen
                                                                  Investment Advisory Corp. (from
                                                                  1994).

Jessica R. Droeger       Vice President.                          Vice President (since January              129
9/24/64                  Term of Office: 2002.                    2002) and Assistant General
333 West Wacker Drive    Length of Time Served: since 2002.       Counsel (since 1998), formerly,
Chicago, IL 60606                                                 Assistant Vice President (from
                                                                  May 1998) of Nuveen
                                                                  Investments; Vice President
                                                                  (since May 2002) and Assistant
                                                                  Secretary (from 1998) formerly,
                                                                  Assistant Vice President of
                                                                  Nuveen Advisory Corp. and
                                                                  Nuveen Institutional Advisory
                                                                  Corp.; prior thereto, Associate
                                                                  at the law firm D'Ancona
                                                                  Partners LLC.

Lorna C. Ferguson        Vice President.                          Vice President of Nuveen                   129
10/24/45                 Term of Office: 2002.                    Investments; Vice President
333 West Wacker Drive    Length of Time Served: since 1998.       (since January 1998) of Nuveen
Chicago, IL 60606                                                 Advisory Corp. and Nuveen
                                                                  Institutional Advisory Corp.

William M. Fitzgerald    Vice President.                          Managing Director (since 2001),            127
3/2/64                   Term of Office: 2002.                    formerly, Vice President (since
333 West Wacker Drive    Length of Time Served: since 1995.       1995) of Nuveen Advisory Corp.
Chicago, IL 60606                                                 and Nuveen Institutional
                                                                  Advisory Corp.; Chartered
                                                                  Financial Analyst.

Stephen D. Foy           Vice President and Controller.           Vice President of Nuveen                   129
5/31/54                  Term of Office: 2002.                    Investments and (since May
333 West Wacker Drive    Length of Time Served: since 1998.       1998) The John Nuveen Company;
Chicago, IL 60606                                                 Vice President (since September
                                                                  1999) of Nuveen Senior Loan
                                                                  Management Inc.; Certified
                                                                  Public Accountant.

--------------------------------------------------------------------------------------------------------------------------
                          POSITIONS AND OFFICES WITH THE FUND,    PRINCIPAL OCCUPATIONS INCLUDING  NUMBER OF PORTFOLIOS IN
NAME, BIRTHDATE AND                TERM OF OFFICE AND               OTHER DIRECTORSHIPS DURING       FUND COMPLEX SERVED
ADDRESS                           LENGTH OF TIME SERVED                   PAST FIVE YEARS                BY OFFICER
--------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell        Vice President.                          Vice President of Nuveen                   127
7/5/55                   Term of Office: 2002.                    Advisory Corp.; Chartered
333 West Wacker Drive    Length of Time Served: since 1992.       Financial Analyst.
Chicago, IL 60606

Richard A. Huber         Vice President.                          Vice President of Nuveen                   127
3/26/63                  Term of Office: 2002.                    Institutional Advisory Corp.
333 West Wacker Drive    Length of Time Served: since 1997.       (since 1998) and Nuveen
Chicago, IL 60606                                                 Advisory Corp. (since 1997).

Steve J. Krupa           Vice President.                          Vice President of Nuveen                   127
8/21/57                  Term of Office: 2002.                    Advisory Corp.
333 West Wacker Drive    Length of Time Served: since 1990.
Chicago, IL 60606

David J. Lamb            Vice President.                          Vice President (since March                129
3/22/63                  Term of Office: 2002.                    2000) of Nuveen Investments,
333 West Wacker Drive    Length of Time Served: since 2000.       previously Assistant Vice
Chicago, IL 60606                                                 President (from January 1999);
                                                                  prior thereto, Associate of
                                                                  Nuveen Investments; Certified
                                                                  Public Accountant.

Tina M. Lazar            Vice President.                          Vice President (since 1999),               129
8/27/61                  Term of Office: 2002.                    previously, Assistant Vice
333 West Wacker Drive    Length of Time Served: 2002.             President (since 1993) of
Chicago, IL 60606                                                 Nuveen Investments.

Larry W. Martin          Vice President and Assistant Secretary.  Vice President, Assistant                  129
7/27/51                  Term of Office: 2002.                    Secretary and Assistant General
333 West Wacker Drive    Length of Time Served: since 1988.       Counsel of Nuveen Investments;
Chicago, IL 60606                                                 Vice President and Assistant
                                                                  Secretary of Nuveen Advisory
                                                                  Corp., Nuveen Institutional
                                                                  Advisory Corp. and Nuveen
                                                                  Senior Loan Asset Management
                                                                  Inc. (since September 1999);
                                                                  Assistant Secretary of The John
                                                                  Nuveen Company; and Assistant
                                                                  Secretary of Nuveen Asset
                                                                  Management Inc. (since January
                                                                  1997).

Edward F. Neild, IV      Vice President.                          Managing Director (since 2002),            127
7/7/65                   Term of Office: 2002.                    formerly, Vice President (from
333 West Wacker Drive    Length of Time Served: since 1996.       September 1996) of Nuveen
Chicago, IL 60606                                                 Advisory Corp. and Nuveen
                                                                  Institutional Advisory Corp.;
                                                                  Chartered Financial Analyst.

Thomas J. O'Shaughnessy  Vice President.                          Vice President (since January              127
9/4/60                   Term of Office: 2002.                    2002), formerly, Assistant Vice
333 West Wacker Drive    Length of Time Served: since 2002.       President (from 1998) of Nuveen
Chicago, IL 60606                                                 Advisory Corp.

Thomas C. Spalding, Jr.  Vice President.                          Vice President of Nuveen                   127
7/31/51                  Term of Office: 2002.                    Advisory Corp. and Nuveen
333 West Wacker Drive    Length of Time Served: since 1982.       Institutional Advisory Corp;
Chicago, IL 60606                                                 Chartered Financial Analyst.

--------------------------------------------------------------------------------------------------------------------------
                          POSITIONS AND OFFICES WITH THE FUND,    PRINCIPAL OCCUPATIONS INCLUDING  NUMBER OF PORTFOLIOS IN
NAME, BIRTHDATE AND                TERM OF OFFICE AND               OTHER DIRECTORSHIPS DURING       FUND COMPLEX SERVED
ADDRESS                           LENGTH OF TIME SERVED                   PAST FIVE YEARS                BY OFFICER
--------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman     Vice President and Secretary.            Managing Director (since 2002),            129
9/9/56                   Term of Office: 2002.                    Assistant Secretary and
333 West Wacker Drive    Length of Time Served: since 1988.       Associate General Counsel,
Chicago, IL 60606                                                 formerly, Vice President, of
                                                                  Nuveen Investments; Managing
                                                                  Director (since 2002), General
                                                                  Counsel and Assistant
                                                                  Secretary, formerly, Vice
                                                                  President of Nuveen Advisory
                                                                  Corp. and Nuveen Institutional
                                                                  Advisory Corp.; Managing
                                                                  Director (since 2002) and
                                                                  Assistant Secretary, formerly,
                                                                  Vice President, of Nuveen
                                                                  Senior Loan Asset Management
                                                                  Inc. (since September 1999);
                                                                  Managing Director and Assistant
                                                                  Secretary of Nuveen Asset
                                                                  Management Inc.; Vice President
                                                                  and Assistant Secretary of The
                                                                  John Nuveen Company; Chartered
                                                                  Financial Analyst.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of each Fund is responsible for assisting the Board in monitoring (1) the quality and integrity of the Fund's financial statements, (2) each Fund's compliance with regulatory requirements, and (3) the independence and performance of each Fund's independent and internal auditors. Among other responsibilities, the Committee reviews, in its oversight capacity, each Fund's annual financial statements with both management and the independent auditors and the Committees meet periodically with the independent and internal auditors to consider their evaluation of each Fund's financial and internal controls. The Committee also recommends to the Board the selection of each Fund's independent auditors. The Committee is currently composed of six Board Members and operates under a written charter adopted and approved by the Board. Each Committee member is independent as defined by New York Stock Exchange listing standards.

The Committee, in discharging its duties, has met with and held discussions with management and each Fund's independent and internal auditors. The Committee has reviewed and discussed the audited financial statements with management. Management has represented to the independent auditors that each Fund's financial statements were prepared in accordance with generally accepted accounting principles. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). Each Fund's independent auditors provided to the Committee the written disclosure required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Committee discussed with representatives of the independent auditor their firm's independence. As provided in the Audit Committee Charter, it is not the Committee's responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the Committee's review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the Committee, the Committee has recommended that the Board include the audited financial statements in each Fund's Annual Report.

The members of the Committee are:

Robert P. Bremner
Lawrence H. Brown
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Judith M. Stockdale

AUDIT AND RELATED FEES

AUDIT FEES. The aggregate fees billed by Ernst & Young LLP for professional services for the audit of each Fund's financial statements for its most recently completed fiscal year were as follows:

--------------------------------------------------------------------------------------------------------
                                                                 FINANCIAL INFORMATION
                                                  AUDIT           SYSTEMS DESIGN AND           ALL OTHER
                    FUND                          FEES            IMPLEMENTATION FEES            FEES
--------------------------------------------------------------------------------------------------------
Municipal Value                                  $11,440                  $0                    $ 1,098
Municipal Income                                  11,440                   0                         49
Premium Income                                    11,440                   0                      3,030
Municipal Advantage                               11,440                   0                      2,768
Municipal Market Opportunity                      11,440                   0                      2,792
Investment Quality                                11,440                   0                      2,677
Insured Quality                                   11,440                   0                      2,706
Select Quality                                    11,440                   0                      2,640
Quality Income                                    11,440                   0                      2,906
Insured Municipal Opportunity                     11,440                   0                      3,279
Premier Municipal                                 11,440                   0                      2,461
Premier Insured                                   11,440                   0                      2,455
Premium Income 2                                  11,440                   0                      2,747
Premium Income 4                                  11,440                   0                      2,725
Insured Premium Income 2                          11,440                   0                      2,637
Dividend Advantage                                11,440                   0                      2,686
Dividend Advantage 2                              11,440                   0                      2,565
Select Maturities                                 11,440                   0                         75
--------------------------------------------------------------------------------------------------------

ALL NON-AUDIT FEES. The Audit Committee of each Fund has generally considered whether the receipt of non-audit fees by Ernst & Young LLP from the Fund is compatible with maintaining Ernst & Young LLP's independence.

APPOINTMENT OF INDEPENDENT AUDITORS

Each Fund's Board of Directors/Trustees has appointed Ernst & Young LLP, as independent auditors to audit the books and records of each Fund for its fiscal year. A representative of Ernst & Young LLP will be present at the meeting to make a statement, if such representative so desires, and to respond to shareholders' questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interest in the Fund, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

SECTION 16(a) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(h) of the Investment Company Act of 1940, as amended (the "1940 Act") and Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), require each Fund's Board Members and officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that the Fund's Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable
Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund's equity securities.

INFORMATION ABOUT THE FUNDS' INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for each Fund. The Adviser is a wholly owned subsidiary of The John Nuveen Company, 333 West Wacker Drive, Chicago, Illinois 60606. The John Nuveen Company is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders of any of the Funds to be held in 2003, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive,

Chicago, Illinois 60606, not later than February 26, 2003. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than May 12, 2003. Timely submission of a proposal does not mean that such proposal will be included.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers or employees of Nuveen Investments or Nuveen Advisory Corp., or by dealers and their representatives.

FISCAL YEAR

The last fiscal year end for each Fund except Select Maturities was October 31, 2001 and for Select Maturities was May 31, 2002.

ANNUAL REPORT DELIVERY

Annual reports were sent to shareholders of record of each Fund following each Fund's fiscal year end. The 2002 annual report for Select Maturities is expected to be available on or before July 31, 2002. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Fund's Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Secretary

                      (This page intentionally left blank)

                      (This page intentionally left blank)

                           [NUVEEN INVESTMENTS LOGO]

       Nuveen Investments
       333 West Wacker Drive
       Chicago, IL 60606-1286

       (800) 257-8787

       www.nuveen.com

                                                                          NUV702

                            Nuveen Premium Income Municipal Fund, Inc.
                            Nuveen Municipal Advantage Fund, Inc.
                            Nuveen Municipal Market Opportunity Fund, Inc. Nuveen Investment Quality Municipal Fund, Inc. Nuveen Insured Quality Municipal Fund, Inc.
                            Nuveen Select Quality Municipal Fund, Inc.
                            Nuveen Quality Income Municipal Fund, Inc.
                            Nuveen Insured Municipal Opportunity Fund, Inc. Nuveen Premier Municipal Income Fund, Inc.
                            Nuveen Premier Insured Municipal Income Fund, Inc. Nuveen Premium Income Municipal Fund 2, Inc. Nuveen Premium Income Municipal Fund 4, Inc.


NUVEEN                                   ANNUAL MEETING OF SHAREHOLDERS

NUVEEN INVESTMENTS                                  COMMON STOCK
333 WEST WACKER DRIVE
CHICAGO, IL  60606-1256             PROXY SOLICITED BY THE BOARD OF DIRECTORS
                                     FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                                    July 31, 2002

                        The annual meeting of shareholders will be held July 31, 2002, at 10:30 a.m. Central Time, in the sixth floor auditorium of the Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual meeting of shareholders to be held on July 31, 2002 or any adjournment or adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes. If you do not mark any boxes, your proxy will be voted
"FOR" all of the proposals. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X                       KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     DETACH AND RETURN THIS PORTION ONLY

                                       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


Common Stock

 Vote on Proposals                               For        Withhold     For All     To withhold authority to vote, mark "For All
                                                 All          All         Except     Except" and write the nominee's number on
                                                                                     the line below.
 1. ELECTION OF NOMINEES TO THE BOARD            [ ]          [ ]          [ ]       ____________________________________________
    01)  Robert P. Bremner
    02)  Lawrence H. Brown
    03)  Anne E. Impellizzeri
    04)  Peter R. Sawers
    05)  Judith M. Stockdale


    WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND
    SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR
    VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE
    (800) 690-6903 OR OVER THE INTERNET (www.proxyvote.com).

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

    The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

    Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

    NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.


     ---------------------------------- --------               ---------------------------------- ---------
     Signature (PLEASE SIGN WITHIN BOX) Date                   Signature (Joint Owners)           Date

                            Nuveen Premium Income Municipal Fund, Inc.
                            Nuveen Municipal Advantage Fund, Inc.
                            Nuveen Municipal Market Opportunity Fund, Inc. Nuveen Investment Quality Municipal Fund, Inc. Nuveen Insured Quality Municipal Fund, Inc.
                            Nuveen Select Quality Municipal Fund, Inc.
                            Nuveen Quality Income Municipal Fund, Inc.
                            Nuveen Insured Municipal Opportunity Fund, Inc. Nuveen Premier Municipal Income Fund, Inc.
                            Nuveen Premier Insured Municipal Income Fund, Inc. Nuveen Premium Income Municipal Fund 2, Inc. Nuveen Premium Income Municipal Fund 4, Inc.


NUVEEN                                   ANNUAL MEETING OF SHAREHOLDERS

                               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED STOCK

NUVEEN INVESTMENTS
333 WEST WACKER DRIVE
CHICAGO, IL  60606-1256             PROXY SOLICITED BY THE BOARD OF DIRECTORS
                                     FOR THE ANNUAL MEETING OF SHAREHOLDERS,
                                                  July 31, 2002

                        The annual meeting of shareholders will be held July 31, 2002, at 10:30 a.m. Central Time, in the sixth floor auditorium of the Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois. At this meeting, you will be asked to vote on the proposals described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned to represent and vote the shares of the undersigned at the annual meeting of shareholders to be held on July 31, 2002, or any adjournment or adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes. If you do not mark any boxes, your proxy will be voted
"FOR" all of the proposals. Please mark, sign, date and return this proxy card promptly using the enclosed envelope if you are not voting by telephone or over the Internet. To vote by telephone, please call (800) 690-6903. To vote over the Internet, go to www.proxyvote.com. In either case you will be asked to enter the control number on the right hand side of this proxy card.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  X                    KEEP THIS PORTION FOR YOUR RECORDS
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  DETACH AND RETURN THIS PORTION ONLY

                                       THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


Preferred Stock

 Vote on Proposals                           For        Withhold      For All    To withhold authority to vote, mark "For All
                                             All          All          Except    Except" and write the nominee's number on the
                                                                                 line below.
 1. ELECTION OF NOMINEES TO THE              [ ]          [ ]          [ ]       _____________________________________________
    BOARD
    01)  Robert P. Bremner
    02)  Lawrence H. Brown
    03)  Anne E. Impellizzeri
    04)  Peter R. Sawers
    05)  Judith M. Stockdale
    06)  William J. Schneider
    07)  Timothy R. Schwertfeger

    WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND
    SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR
    VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE
    (800) 690-6903 OR OVER THE INTERNET (www.proxyvote.com).

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the annual meeting.

    The shares to which this proxy relates will be voted as specified. If no specification is made, such shares will be voted "FOR" the election of nominees to the Board and "FOR" the proposal set forth on this proxy.

    Please be sure to sign and date this proxy if you are not voting by telephone or over the Internet.

    NOTE: Please sign your name exactly as it appears on this proxy. If shares are held jointly, each holder must sign the proxy. If you are signing on behalf of an estate, trust, or corporation, please state your title or capacity.



     ---------------------------------- --------               ---------------------------------- ---------
     Signature (PLEASE SIGN WITHIN BOX) Date                   Signature (Joint Owners)           Date